                                                                   Exhibit 10.33

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                                POLO RALPH LAUREN

                     PROFIT SHARING RETIREMENT SAVINGS PLAN

            (For Hourly Employees of Fashions Outlet of America, Inc.

                  and Subsidiaries and Polo Clothing Co., Inc.)

          Amended and restated generally effective as of March 31, 2001



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
                                TABLE OF CONTENTS


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SECTION 1 DEFINITIONS....................................................................................1
         1.1       Accrued Benefit.......................................................................1
         1.2       Actual Contribution Ratio.............................................................2
         1.3       Actual Deferral Ratio.................................................................2
         1.4       Additional Basic Contribution.........................................................2
         1.5       Adjustment Factor.....................................................................2
         1.6       Affiliated Company....................................................................2
         1.7       Annual Addition.......................................................................2
         1.8       Basic Contribution....................................................................3
         1.9       Basic Contribution Account............................................................3
         1.10      Beneficiary...........................................................................3
         1.11      Board.................................................................................3
         1.12      Break in Service......................................................................3
         1.13      Code..................................................................................3
         1.14      Compensation..........................................................................3
         1.15      Disability............................................................................4
         1.16      Early Retirement Date.................................................................4
         1.17      Earned Income.........................................................................4
         1.18      Effective Date........................................................................5
         1.19      Eligibility Computation Period means..................................................5
         1.20      Eligible Employee.....................................................................5
         1.21      Employee .............................................................................5
         1.22      Employer..............................................................................5
         1.23      Entry Date............................................................................6
         1.24      ERISA.................................................................................6
         1.25      Fiscal Year...........................................................................6
         1.26      Forfeiture............................................................................6
         1.27      Fund .................................................................................6
         1.28      "Highly Compensated Employee".........................................................6
         1.29      Hour of Service.......................................................................6
         1.30      Hourly Employee.......................................................................8
         1.31      Leave of Absence......................................................................9
         1.32      Limitation Year.......................................................................9
         1.33      Matching Contribution.................................................................9
         1.34      Matching Contribution Account.........................................................9
         1.35      Member................................................................................9
         1.36      Non-Highly Compensated Employee.......................................................9
         1.37      Normal Retirement Date................................................................9
         1.38      Owner-Employee........................................................................9
         1.39      Period of Service.....................................................................9
         1.40      Plan..................................................................................9

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         1.41      Plan Administrator....................................................................9
         1.42      Plan Sponsor..........................................................................9
         1.43      Plan Year.............................................................................9
         1.44      Prior Plan............................................................................9
         1.45      Profit Sharing Contribution..........................................................10
         1.46      Profit Sharing Contribution Account..................................................10
         1.47      Retirement ..........................................................................10
         1.48      Rollover Account.....................................................................10
         1.49      Rollover Contribution................................................................10
         1.50      Self-Employed Individual.............................................................10
         1.51      Shareholder-Employee.................................................................10
         1.52      Spouse ..............................................................................10
         1.53      Top-Heavy Contribution...............................................................10
         1.54      Top-Heavy Contribution Account.......................................................10
         1.55      Trust ...............................................................................10
         1.56      Trustee..............................................................................10
         1.57      Valuation Date.......................................................................11
         1.58      Year of Service......................................................................11

SECTION 2 MEMBERSHIP IN THE PLAN........................................................................13
         2.1       Current Members......................................................................13
         2.2       New or Reemployed Members............................................................13
         2.3       Changes in Category..................................................................13

SECTION 3 CONTRIBUTIONS.................................................................................14
         3.1       Profit Sharing Contributions.........................................................14
         3.2       Basic Contributions..................................................................14
         3.3       Matching Contributions...............................................................15
         3.4       Adjustments to Contribution Limits...................................................15
         3.5       Adjustments to Contributions.........................................................15
         3.6       Distribution of "Excess Deferral Amounts"............................................16
         3.7       Overall Limits on Contributions......................................................16
         3.8       Permitted Employer Refunds...........................................................18
         3.9       Timing of Deposits...................................................................19
         3.10      Profits Not Required.................................................................19

SECTION 4 MEMBER ACCOUNTS...............................................................................19
         4.1       Establishment of Accounts............................................................19
         4.2       Valuation of Accounts................................................................19
         4.3       Adjustment to Accounts...............................................................20
         4.4       Directed Investments.................................................................20
         4.5       Administration of Investments........................................................20
         4.6       Investments for Terminated Members...................................................21
         4.7       Valuation Adjustments................................................................21


                                      (ii)
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SECTION 5 VESTING AND FORFEITURES.......................................................................21
         5.1       Vesting Schedule.....................................................................21
         5.2       Forfeitures Reallocated..............................................................22
         5.3       Change in Vesting Schedule...........................................................22

SECTION 6 DISTRIBUTIONS.................................................................................23
         6.1       Distribution of Benefit..............................................................23
         6.2       Election of Benefits.................................................................24
         6.3       Rehire Prior to Incurring Five (5) Consecutive Breaks in Service.....................24
         6.4       Death Prior to Total Distribution....................................................24
         6.5       Distribution Limitation..............................................................25
         6.6       Mandatory Distributions..............................................................25
         6.7       Earnings on Undistributed Benefits...................................................25
         6.8       Rollovers Into the Plan..............................................................25
         6.9       Evidence in Writing..................................................................26
         6.10      Hardship Withdrawal..................................................................26
         6.11      Withdrawals Permitted After Age 59 1/2...............................................27
         6.12      Conditions for Withdrawals...........................................................27

SECTION 7 ACTUAL DEFERRAL AND ACTUAL CONTRIBUTION PERCENTAGE TESTING....................................28
         7.1       Actual Deferral Percentage Test......................................................28
         7.2       ADP Formula..........................................................................28
         7.3       Calculations of Excess Contributions.................................................29
         7.4       Failure to Correct Excess Contributions..............................................30
         7.5       Distribution of Excess Contributions.................................................30
         7.6       Additional Basic and Matching Contributions..........................................30
         7.7       Matching Contributions...............................................................30
         7.8       Actual Contribution Percentage Test..................................................31
         7.9       ACP Formula..........................................................................31
         7.10      Calculation of Excess Aggregate Contributions........................................32
         7.11      Distribution of Excess Aggregate Contribution........................................33
         7.12      Additional Contributions.............................................................33
         7.13      Forfeitures..........................................................................33
         7.14      Aggregate Limit:.....................................................................33
         7.15      Special Rules........................................................................34

SECTION 8 TOP-HEAVY PROVISIONS..........................................................................34
         8.1       Top-Heavy Preemption.................................................................34
         8.2       Top-Heavy Definitions................................................................34
         8.3       Aggregation of Plans.................................................................37
         8.4       Minimum Contribution Rate............................................................37
         8.5       Deposit of Minimum Contribution......................................................38
         8.6       Top-Heavy Vesting Schedule...........................................................38


                                     (iii)

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SECTION 9 DESIGNATION OF BENEFICIARY....................................................................38
         9.1       Named Beneficiary....................................................................38
         9.2       No Named Beneficiary.................................................................39

SECTION 10 MANAGEMENT OF THE FUND.......................................................................39
         10.1      Contributions Deposited to Trust.....................................................39
         10.2      No Reversion to Employer.............................................................39

SECTION 11 DISCONTINUANCE AND LIABILITIES...............................................................39
         11.1      Termination..........................................................................39
         11.2      No Liability for Employer............................................................40
         11.3      Administrative Expenses..............................................................40
         11.4      Nonforfeitability Due to Termination(s)..............................................40
         11.5      Exclusive Benefit Rule...............................................................40
         11.6      Mergers..............................................................................40
         11.7      Non-Allocated Trust Assets...........................................................40

SECTION 12 ADMINISTRATION...............................................................................40
         12.1      Appointment of Plan Administrator....................................................40
         12.2      Responsibilities and Duties..........................................................40
         12.3      Claims Procedure.....................................................................41
         12.4      Trustee Has Authority to Invest......................................................42
         12.5      Indemnification......................................................................42
         12.6      Removal for Personal Involvement.....................................................42

SECTION 13 AMENDMENTS...................................................................................43
         13.1      Amendment Restrictions...............................................................43
         13.2      Amending the Plan....................................................................43
         13.3      Retroactive Amendments...............................................................43

SECTION 14 LOANS   43
         14.1      Permitted Loans......................................................................43
         14.2      Collateral Required..................................................................44
         14.3      Repayment............................................................................44
         14.4      Interest Charges.....................................................................45
         14.5      Failure to Make Timely Payment.......................................................45
         14.6      Termination of Employment............................................................45
         14.7      Loans to Non-Employees...............................................................45
         14.8      No Loans to Owner-Employees..........................................................45
         14.9      General Administration...............................................................45
         14.10     Qualified Military Leave.............................................................46

SECTION 15 MISCELLANEOUS................................................................................46
         15.1      "Spendthrift" Provision..............................................................46
         15.2      QDRO Exception.......................................................................46
         15.3      No Guarantee of Employment...........................................................47
         15.4      State Law............................................................................47


                                      (iv)
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SECTION 16 DIRECT ROLLOVER PROVISIONS...................................................................47
         16.1      Application of Article...............................................................47
         16.2      Definitions..........................................................................47


APPENDIX A


                                      (v)

                          POLO RALPH LAUREN CORPORATION

                     PROFIT SHARING RETIREMENT SAVINGS PLAN

            (FOR HOURLY EMPLOYEES OF FASHIONS OUTLET OF AMERICA, INC.
                  AND SUBSIDIARIES AND POLO CLOTHING CO., INC.)

                              AMENDED AND RESTATED
                    GENERALLY EFFECTIVE AS OF MARCH 31, 2001

                  WHEREAS, Polo Ralph Lauren, (hereinafter, the "Employer") sponsors and maintains the Polo Ralph Lauren Corporation Profit Sharing Retirement Savings Plan (for Hourly Employees of Fashions Outlet of America, Inc. and Subsidiaries and Polo Clothing Co., Inc.) (hereinafter, the "Plan"); and

                  WHEREAS the Employer wishes to amend and restate the Plan to conform with the requirements of the Uniform Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Surface Transportation Revenue Act of 1998, the Internal Revenue Service Restructuring and Reform Act of 1998 and other applicable laws, regulations, and announcements.

                  NOW, THEREFORE, the Employer hereby adopts the following amended and restated Plan, effective March 31, 2001 (or such other dates as may be specified herein, or such earlier dates as are required in order to comply with any of the foregoing legislative changes, regulations and announcements) with such Plan to be applicable (except as otherwise expressly provided to the contrary herein) only to those eligible employees who are actively employed (or, on a qualified leave of absence from which they return within the designated period) on or after March 31, 2001, and with such Plan to read as follows:

                                    SECTION 1

                                   DEFINITIONS

                  The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context; and the following rules of interpretation shall apply in reading this instrument. Pronouns shall be interpreted so that the masculine pronoun shall include the feminine and the singular shall include the plural. The words "hereof," "herein" and other singular compounds shall refer to the Plan in its entirety and not to any particular provision or section, unless so limited by the text. All references herein to specific sections shall mean sections of this document unless otherwise qualified.

                  1.1 Accrued Benefit means the sum of the balance in the Member's Profit Sharing Contribution Account, Basic Contribution Account, Top-Heavy Contribution Account, Matching Contribution Account and Rollover Account.

                  1.2 Actual Contribution Ratio (ACR), with respect to any Member for a Plan Year, means a fraction of which the numerator equals the Matching Contributions paid to the Trust for a Plan Year on behalf of such Member and of which the denominator equals the Member's Compensation for the Plan Year.

                  1.3 Actual Deferral Ratio (ADR), with respect to any Member for a Plan Year, means a fraction of which the numerator equals the Basic Contributions paid to the Trust for the Plan Year on behalf of such Member and of which the denominator equals the Member's Compensation for the Plan Year.

                  1.4 Additional Basic Contribution means a qualified nonelective contribution as defined in Treasury regulation
1.401(k)-1(g)(13)(ii).

                  1.5 Adjustment Factor means the dollar limitation in effect at the beginning of the taxable year prescribed by the Secretary of the Treasury under section 402(g) of the Code, as applied to such items and in such manner as the Secretary shall provide.

                  1.6 Affiliated Company means:

                      (a) any corporation which is a member of a controlled group of corporations, including those within the meaning of section 1563(a) of the Code, determined without regard to sections 1563(a)(4) and (e)(3)(C), including the Employer;

                      (b) any organization under common control with the Employer within the meaning of section 414(c) of the Code;

                      (c) any organization which is included with the Employer in an affiliated service group within the meaning of section 414(m) of the Code; or

                      (d) any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

                  1.7 Annual Addition means the total for the Limitation Year of the items listed below allocated to the account of an Employee under all defined contribution plans sponsored by an Affiliated Company (except that, for the purpose of this Section, "more than 50%" shall be substituted for "80%" each place it appears in section 1563 of the Code):

                      (a) Employer contributions to a Member's accounts;

                      (b) Forfeitures;

                      (c) the total amount of a Member's nondeductible employee contributions for the Limitation Year (but not including Rollover
Contributions); and

                      (d) amounts described in sections 415(l)(1) and 419A(d)(2) of the Code;

                      (e) except that the Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat nondeductible Employee contributions as an Annual Addition.

                  1.8 Basic Contribution means an elective deferral made by a Member pursuant to Section 3.2 of the Plan.

                  1.9 Basic Contribution Account means an account established and maintained on behalf of a Member to which his Basic Contributions are allocated.

                  1.10 Beneficiary means the person, persons, or trust designated by written, revocable designation filed with the Plan Administrator by the Member to receive payments in the event of such Member's death.

                  1.11 Board means the Board of Directors or Committee or other body authorized and empowered pursuant to law to act for the Plan Sponsor.

                  1.12 Break in Service means a Plan Year during which a Member fails to be credited with more than 500 Hours of Service.

                  1.13 Code means the Internal Revenue Code of 1986, and the same as may be amended from time to time.

                  1.14 Compensation means, except as hereafter specified, salary and wages, overtime pay, fees, tips, profits, bonuses and commissions paid by the Employer to an Employee, including the Basic Contribution made hereunder during the Plan Year, elective deferrals made pursuant to section 125 of the Code, amounts not includable in a Employee's gross income pursuant to section 132(f) of the Code, and all other earnings reportable under sections 6041 and 6051 of the Code on Form W-2 received by an Employee from the Employer, but excluding all other Employer contributions to benefit plans and all other forms of compensation such as severance pay. For purposes of Section 7, the Employer may elect for a specific Plan Year to limit the period taken into account for the determination of Compensation to the period during which the Employee is a Member. This limit shall be applied uniformly to all Members under the Plan for the Plan Year in accordance with section 1.401(k)-1(g)(2)(i). Notwithstanding the preceding sentence, for any Plan Year beginning on or after the Effective Date, Compensation shall exclude any remuneration received by a Member in excess of $170,000, as adjusted by the Secretary of the Treasury, for cost of living, at the same time and in the same manner as under section 415(d) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit, as adjusted, will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                      (a) For purposes of the nondiscrimination tests set forth in Section 7, and except as provided in section 414(s) of the Code, Compensation means any income received by the Employee from the Employer in accordance with section

415(c)(3) of the Code, for the Plan Year for which compliance with the tests is being measured.

                      (b) For purposes of measuring the limits set forth in
section 415 of the Code, Compensation shall mean earned income, wages, salaries, fees, commissions, percentage of profits, tips, and all other earnings of a Member reportable on Form W-2 for the Plan Year, but specifically excluding the following:

                          (i) Employer contributions made on behalf of an Employee to a SEP to the extent they are deductible by the Employee under section 219(b)(2) of the Code;

                          (ii) distributions from a deferred compensation plan (except from an unfunded nonqualified plan when includible in gross income);

                          (iii) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                          (iv) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                          (v) other amounts which receive special tax benefits, such as premiums for group term life insurance (to the extent excludable from gross income) and Employer contributions towards the purchase of an annuity contract described in section 403(b) of the Code.

                  1.15 Disability means a physical or mental condition of a Member resulting from bodily injury, disease or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Member shall be determined by a licensed physician chosen by the Plan Administrator. The determination shall be applied uniformly to all Members.

                  1.16 Early Retirement Date means the date on which a Member has attained age 55 and has completed at least 7 Years of Service.

                  1.17 Earned Income means with respect to a Self-Employed Individual or Shareholder-Employee, the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items; however, net earnings shall be determined with regard to the deductions allowed to the Employer by section 164(f) of the Code for taxable years beginning after December 31, 1989. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under section 404 of the Code.

                  1.18 Effective Date of this amended and restated Plan means March 31, 2001.

                  1.19 Eligibility Computation Period means:

                      (a) the twelve-consecutive-month period commencing with the date an Employee first is credited with an Hour of Service; and

                      (b) thereafter any Plan Year commencing with the Plan Year in which occurs the first anniversary of the date an Employee first is credited with an Hour of Service.

                  1.20 Eligible Employee means any Employee of the Employer who satisfies the following conditions:

                      (a) he is not a leased employee within the meaning of
section 414(n)(2) of the Code;

                      (b) he is an Hourly Employee of Fashions Outlet of America, Inc. or its subsidiaries or of Polo Clothing Co., Inc.;

                      (c) he is not covered by a collective bargaining agreement, unless such collective bargaining agreement specifically provides for coverage under the Plan; and

                      (d) he is classified as a "common law" employee by the Employer.

Notwithstanding anything contained herein to the contrary, an individual classified as an "independent contractor" by the Employer, or any individual who renders services for the Employer while on the payroll of an entity other than the Employer, shall not be deemed to be an Eligible Employee even if such individual is deemed to be a common law employee of the Employer for any other purpose by any governmental authority, including without limitation, the Internal Revenue Service, Department of Labor or a court of competent jurisdiction.

                  1.21 Employee means an individual in the employ of the Employer and shall include leased employees within the meaning of section 414(n)(2) of the Code. Contributions or benefits provided a leased employee by the leasing organization that are attributable to services performed for the Employer shall be treated as provided by the Employer.

                  1.22 Employer means Fashions Outlet of America, Inc., Polo Clothing Co., Inc. and any other business organization which succeeds to its business and elects to continue this Plan, and any subsidiaries of Fashions Outlet of America, Inc. and any Affiliated Company which adopts this Plan with the consent of the Plan Sponsor.

                  1.23 Entry Date means the first day after an Employee of the Employer fulfills all eligibility requirements for participation in the Plan, as described in Section 1.20.

                  1.24 ERISA means the Employee Retirement Income Security Act of 1974, and the same as may be amended from time to time.

                  1.25 Fiscal Year means the twelve-month period ending on the Saturday closest to March 31 divided into four fiscal quarters.

                  1.26 Forfeiture means that portion of a Member's Accrued Benefit, as determined under the Plan's vesting schedule, which may be relinquished by the Member.

                  1.27 Fund means all assets of the Trust.

                  1.28 "Highly Compensated Employee" means, with respect to any Plan Year, any Employee of the Employer (whether or not eligible for membership in the Plan) who:

                      (a) at any time during such Plan Year or the preceding Plan Year was a "five (5) percent owner" (within the meaning of section 416(i)(1) of the Code) of the Employer or an Affiliated Company; or

                      (b) during the preceding Plan Year had Compensation in excess of $85,000 (as adjusted in accordance section 415(d) of the Code).

                      (c) "Compensation" shall mean for the purpose of this Section, section 415(c)(3) of the Code compensation.

                  1.29 Hour of Service means each hour for which an Employee is directly or indirectly paid or entitled to be paid by the Employer or an Affiliated Company regardless of whether employment duties are performed, and each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or Affiliated Company. These hours shall be credited to an Employee for the computation period during which his employment duties were performed; but in the event a payment is made or due for a reason other than the performance of duties, hours shall be credited for the computation period during which the absence from work occurred or to which a back pay agreement or award pertains. However, no Employee shall be credited with duplicate Hours of Service as a result of a back pay agreement or award. Hours of Service shall also include each hour (credited on the basis of the Employee's customary workday) during which an Employee is on an uncompensated excused Leave of Absence, provided that such Employee shall be credited with no more than 501 Hours of Service for each complete Plan Year during which the uncompensated Leave of Absence is in effect. Hours of Service for service performed, for the period prior to the acquisition date, for a company subsequently acquired by the Employer shall be credited for eligibility purposes only to the extent expressly so provided in Appendix A. Notwithstanding any provision in this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

                      (a) For purposes of determining the number of Hours of Service completed in any applicable computation period, the Employer may maintain accurate records of actual hours completed for all Employees. The number of Hours of Service to be credited to an Employee for periods during which no employment duties are performed shall be determined in accordance with sections 2530.200b-2(b) and 2530.200b-2(c) of the Department of Labor regulations in Title 29 of the Code of Federal Regulations.

                      (b) In instances where actual Hours of Service are not maintained, an Employee shall be credited with 45 Hours of Service for each week in which such Employee would otherwise be credited with at least one Hour of Service.

                      (c) Notwithstanding (a) and (b) above and solely for the purpose of preventing a Break in Service, an Employee shall be credited with Hours of Service during an absence by reason of:

                          (i) the pregnancy of the Employee;

                          (ii) the birth of a child of the Employee;

                          (iii) the placement of the child with the Employee in connection with the adoption of such child by the Employee;

                          (iv) the care of the child beginning immediately after such birth or placement;

                          (v) leave under the Family and Medical Leave Act of 1993; or

                          (vi) qualified military service under section 414(u) of the Code;

provided the Employee, shall during the period of his absence, be credited with the number of Hours of Service which would have been credited to him at his normal work rate but for such absence or, if the number of Hours of Service based on a normal rate is indeterminable, the Employee shall be credited with 8 Hours of Service per day of such absence. Notwithstanding the foregoing, the Employee shall be credited with no more than 501 Hours of Service during said absence.

                      (d) In instances where actual Hours of Service are maintained, the maternity/paternity leave described in (c) above shall be credited to the computation period in which the absence began if necessary to avoid a Break in Service or if not necessary, then to the following computation period.

                      (e) For the purposes of vesting only, an Hour of Service shall include each hour of employment with The Ralph Lauren Home Collection operations of J.P. Stevens & Co. Inc. for which an Employee was entitled to Compensation prior to commencement of such operations by Polo Ralph Lauren Corporation.

                      (f) For purposes of eligibility and vesting, an Hour of Service shall include each hour of employment with Ralph Lauren Womenswear, Inc. ("RLW") or Bidermann Industries Corporation ("BIC") for which an Employee was entitled to compensation prior to the purchase by The Ralph Lauren Womenswear Company, L.P. ("Womenswear") of certain assets of RLW on October 16, 1995, provided that such Employee became an Employee of Womenswear or any Affiliated Company between October 16, 1995 and December 31, 1995, and provided further that such Employee has not received from RLW or BIC any payment in respect of or relating to such Employee's termination of employment by RLW or BIC. For purposes of computing eligibility and vesting service under this section 1.29(f) only, an Employee shall be credited with one hundred and ninety (190) Hours of Service for each calendar month in which he/she is credited with at least one
(1) Hour of Service during a period of employment with RLW or BIC, Inc. prior to October 16, 1995.

                      (g) For purposes of eligibility and vesting, an Hour of Service shall include each hour of service with Englewood Travel, Inc. ("EWI") and Adelman Travel Systems, Inc. ("ATS") for which an Employee was entitled to compensation prior to such Employee's employment by Polo Wings II, Inc. ("Wings"), provided that such Employee became an Employee of Wings or any Affiliated Company between May 13, 1996 and July 31, 1996; that such Employee was employed by EWI immediately prior to such transfer, and that such employee was, while an employee of EWI or ATS, engaged in providing travel services to Polo Ralph Lauren, L.P. or its predecessor Polo Ralph Lauren Corporation ("Polo") on Polo's premises pursuant to a written contract between EWI or ATS and Polo. For purposes of computing eligibility and vesting service under this section 1.29 (g) only, an Employee shall be credited with one hundred and ninety
(190) Hours of Service for each calendar month in which he/she is credited with at least one (1) Hour of Service during a period of employment with EWI or ATS, prior to May 13, 1996.

                      (h) For purposes of eligibility and vesting, an Hour of Service shall include each hour of employment with Polo Retail Corporation ("Retail") for which an Employee was entitled to compensation prior to the purchase by the Company of Retail on April 3, 1997, provided that such Employee was employed by Retail immediately prior to such sale. For purposes of computing eligibility and vesting service under this section 1.29(h) only, if the actual number of Hours of Service cannot be calculated, an Employee shall be credited with one hundred and ninety (190) Hours of Service for each calendar month in which he/she is credited with at least (1) Hour of Service during a period of employment with Retail prior to January 1, 1997.

                  1.30 Hourly Employee means any nonexempt (for purposes of overtime) Employee whose compensation is calculated on the basis of an hourly rate as distinguished from "salaried" Employees who receive a salary based on a weekly, monthly, annual or similar basis.

                  1.31 Leave of Absence means any temporary absence from employment authorized by the Employer based on its normal practices. An Employee's Period of Service shall continue uninterrupted during such leave.

                  1.32 Limitation Year shall be the Plan Year.

                  1.33 Matching Contribution means a contribution made on behalf of a Member pursuant to Section 3.3 of the Plan.

                  1.34 Matching Contribution Account means an account established and maintained on behalf of a Member to which his Matching Contributions are allocated.

                  1.35 Member means any Eligible Employee included in the membership of the Plan as provided in Section 2 hereof. A Member shall continue to be a Member as long as he has an Accrued Benefit hereunder.

                  1.36 Non-Highly Compensated Employee means any Employee who is not a Highly Compensated Employee.

                  1.37 Normal Retirement Date means the Member's 65th birthday.

                  1.38 Owner-Employee means a sole proprietor who owns the entire interest in the Employer or a partner who owns more than 10% of either the capital interest or the profits interest in the Employer and who receives remuneration for personal services from the Employer.

                  1.39 Period of Service means the period between an Employee's date of hire or rehire, as applicable, and the date on which he ceases to be an Employee.

                  1.40 Plan means Polo Ralph Lauren Corporation Profit Sharing Retirement Savings Plan (for Hourly Employees of Fashions Outlet of America, Inc. and subsidiaries and Polo Clothing Co., Inc.), as set forth herein.

                  1.41 Plan Administrator is the individual or entity provided for in Section 12 hereof.

                  1.42 Plan Sponsor means Fashions Outlet of America, Inc. or its successor.

                  1.43 Plan Year means the twelve-month period ending on the Saturday closest to March 31.

                  1.44 Prior Plan means the qualified plan of the Employer in effect through March 30, 2001.

                  1.45 Profit Sharing Contribution means a contribution made by the Employer pursuant to Section 3.1.

                  1.46 Profit Sharing Contribution Account means an account established and maintained on behalf of a Member to which his Profit Sharing Contributions are allocated.

                  1.47 Retirement means the termination of a Member's employment with the Employer on his Early or Normal Retirement Date or such later date on which he actually terminates employment.

                  1.48 Rollover Account means the account established and maintained pursuant to Section 6 of the Plan.

                  1.49 Rollover Contribution means the amount contributed to the Plan pursuant to Section 6.8.

                  1.50 Self-Employed Individual means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, and shall also include an individual who would have Earned Income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

                  1.51 Shareholder-Employee means a Member who owns more than five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as an "S" corporation under the Code.

                  1.52 Spouse means the husband or wife of a Member on the date benefits under the Plan commence. However, if the Member should die prior to the date benefits under the Plan would have commenced to him, then the Spouse shall be the husband or wife to whom the Member had been married throughout the one-year period preceding the date of his death.

                  1.53 Top-Heavy Contribution means a contribution made by an Employer pursuant to Section 8 of the Plan.

                  1.54 Top-Heavy Contribution Account means an account established and maintained on behalf of a Member to which Top-Heavy Contributions, if any, are allocated.

                  1.55 Trust means a trust, intended to qualify under section 501(a) of the Code, constituting the legal agreement between the Plan Sponsor and the Trustee, fixing the rights and liabilities with respect to managing and controlling the Fund for the purposes of the Plan.

                  1.56 Trustee means the individual or entity designated by the Board as trustee(s) or any successor trustee(s) of the Trust.

                  1.57 Valuation Date means, every business day during a Plan Year.

                  1.58 Year of Service means the period of service with the Employer and any Affiliated Company used to determine vesting pursuant to
Section 5 of the Plan as follows:

                      (a) except as otherwise provided below, each Plan Year during which an Employee completes at least 1,000 Hours of Service;

                      (b) for Years of Service (or fractions thereof) prior to April 1, 1989, any period which was a year of service (or fraction thereof) under such plan in effect on March 31, 1989;

                      (c) for Years of Service after April 1, 1990, except as provided in paragraph (b) of this Section, each twelve (12) consecutive month computation period during which the Member is credited with at least 1,000 Hours of Service. Except for eligibility purposes herein, the computation period shall be the Plan Year. For purposes of eligibility, such computation period shall be the Eligibility Computation Period.

                      Notwithstanding the foregoing,

                          (i) if an Employee is rehired prior to incurring a Break in Service, his Years of Service shall be computed as though his service had not been severed,

                          (ii) an Employee who is absent by reason of service in the armed forces of the United States, and who returns to service with the Employer within the time during which his reemployment rights are protected by federal law, shall be treated as though his employment had not been severed, and

                          (iii) if the Employer is an Affiliated Company, Years of Service shall be determined as if all Affiliated Companies were a single employer, excluding, however, employment during periods when the Employer was not a member of the Affiliated Company. In addition, if the Employer maintains the plan of a predecessor employer, service with such employer will be treated as service for the Employer.

                      (d) For purposes of vesting only, a Year of Service shall include employment with The Ralph Lauren Home Collection operations of J.P. Stevens & Co. Inc. prior to commencement of such operations by Polo Ralph Lauren Corporation.

                      (e) Years of service completed prior to January 1, 1982 for Members who were covered under the Polo Players, Ltd. Deferred Savings Plan will not be counted for vesting purposes.

                      (f) Notwithstanding the foregoing, Members of the Polo Player, Ltd. Deferred Savings Plan are required to complete 800 Hours of Service between January 1, 1990 through December 31, 1990 to receive a Year of Service for vesting credit.

                      (g) Years of Service for service performed, for the period prior to the acquisition date, for a company subsequently acquired by the Employer shall be credited only to the extent expressly so provided in Appendix A.

                      (h) If a Member incurs a Break in Service, his Years of Service before that Break in Service (and not disregarded by reason of any prior Break in Service) shall be taken into account only if following the Break in Service the Member completes one Year of Service, and:

                          (i) before the Break in Service the Member had a vested interest in his Accrued Benefit;

                          (ii) effective for consecutive Breaks in Service ending before January 1, 1985, the aggregate number of the Member's Years of Service before the Break in Service (and not disregarded by reason of any prior Break in Service) equal or exceed the aggregate number of his consecutive Breaks in Service; or

                          (iii) effective for consecutive Breaks in Service ending on or after January 1, 1985, the aggregate number of the Member's consecutive Breaks in Service is less than five (excluding Years of Service which were disregarded by reason of any prior Break in Service) before such Break in Service.

If a Member's Years of Service are disregarded pursuant to the preceding paragraph, then such Member shall be treated as a new Employee, for eligibility purposes, upon reemployment. If they may not be disregarded pursuant to the preceding paragraph, then such Member shall continue to participate in the Plan or, if terminated, shall participate immediately upon reemployment.

                      (i) For purposes of eligibility and vesting, a Year of Service shall include each year of employment with RLW or BIC for which an Employee was entitled to compensation prior to the purchase by Womenswear of certain assets of RLW on October 16, 1995, provided that such Employee became an Employee of Womenswear or any Affiliated Company between October 16, 1995 and December 15, 1995, and provided further that such Employee has not received from RLW or BIC any payment in respect of or relating to such Employee's termination of employment by RLW or BIC.

                      (j) For purposes of eligibility and vesting, a Year of Service shall include each year of continuous employment with EWI and ATS for which an Employee was entitled to compensation prior to such Employee's employment by Wings provided that such Employee became an Employee of Wings or any Affiliated Company between May 13, 1996 and July 31, 1996, and provided further that such Employee was employed by EWI or ATS prior to May 13, 1996 and was engaged in rendering travel services to the Company, Polo Ralph Lauren, L.P. or its predecessor Polo on Polo's premises pursuant to a written contract between EWI or ATS and Polo.

                      (k) For purposes of eligibility and vesting, a Year of Service shall include each year of continuous employment with Retail for which an Employee was entitled to compensation prior to the purchase by the Company of Retail on April 3, 1997, provided that such Employee was employed by Retail immediately prior to such sale.

                                    SECTION 2

                             MEMBERSHIP IN THE PLAN

                  2.1 Current Members. Each Employee who was participating in the Prior Plan on March 30, 2001 shall automatically continue as a Member hereunder. Each other Employee who is an Eligible Employee as of the Effective Date shall become a Member of the Plan on such date.

                  2.2 New or Reemployed Members. Each other Employee shall become a Member on the Entry Date coincident with or next following the date he qualifies as an Eligible Employee. A reemployed Employee shall become a Member on the next Entry Date following his date of reemployment if he had been a Member of the Plan during his prior period of employment and had incurred a prior Break in Service such as would cause his Years of Service to be disregarded, or had become eligible but had not yet entered the Plan. Otherwise, a reemployed Employee shall become a Member of the Plan as of the date of his reemployment.

                  2.3 Changes in Category. If an Employee's status changes either from a category of ineligibility to a category of eligibility, or from a category of eligibility to a category of ineligibility, his employment during the period of ineligibility shall be considered as Years of Service for vesting purposes hereunder. For purposes of Section 3, only Compensation earned from the Employer during a period in which the Employee is both an Eligible Employee and a Member shall be considered in determining the amount of the contribution made to the Trust on behalf of the Employee.

                  If a Member's status changes to a category of ineligibility, he shall become a Member immediately upon returning to an eligible class of Employees if he has not incurred a Break in Service; otherwise, eligibility shall be determined in accordance with Section 1.12. If an ineligible Employee's status changes to a category of eligibility, he shall become a Member immediately if he has otherwise satisfied the requirements of Section 1.20.

                                    SECTION 3

                                  CONTRIBUTIONS

                  3.1 Profit Sharing Contributions. The Employer may, in its sole discretion, elect to make a Profit Sharing Contribution to the Plan. The Profit Sharing Contribution with respect to any given Plan Year shall be allocated solely among the "eligible Members" (as hereafter defined) for such Plan Year, in proportion to Compensation. For purposes of this Section only, a Member shall be an eligible Member with respect to any given Plan Year only if such person:

                      (a) has, not later than the last day of such Plan Year (i) completed at least one Eligibility Computation Period during which such person is credited with at least 1,000 Hours of Service and (ii) attained age 21,

                      (b) is credited with at least 1,000 Hours of Service during such Plan Year, and

                      (c) is an Employee on the last day of such Plan Year.

Solely for the purpose of determining who is an eligible Member, a Member shall be deemed to be employed on the last day of a given Plan Year if such Member terminated employment with the Employer on the Friday before the Saturday that is the last day of the Plan Year. Such Member shall be eligible to receive an allocation hereunder whether or not the Member elects to defer a portion of his income to this or any other tax-qualified plan sponsored by the Employer. Each Member's share of the Profit Sharing Contribution shall be deposited to his Profit Sharing Contribution Account.

                  All contributions to the Plan pursuant to this Section shall be in cash, except to the extent that the Plan Administration, in accordance with such written rules and procedures as shall be established by the Plan Administrator (and which rules and procedures shall be annexed to, and shall become a part of, the Plan) determines to instead denominate such contribution with respect to any one or more Plan Years in the form of shares of Polo Ralph Lauren Corporation Class A Common Stock.

                  3.2 Basic Contributions.

                      (a) Each Member who is a Non-Highly Compensated Employee may authorize the Employer to reduce his Compensation by any whole percentage between 0% and 15% of such Compensation, but in no event to exceed the appropriate Adjustment Factor.

                      (b) Each Member who is a Highly Compensated Employee may authorize the Employer to reduce his Compensation by any whole percentage between 0% and 6% of Compensation, but in no event to exceed the appropriate Adjustment Factor.

                  Such amount shall be deposited as Basic Contributions hereunder to the Member's Basic Contribution Account. Each Eligible Employee shall file a written election form with the Plan Administrator prior to the date that he becomes a Member specifying the portion of his Compensation that is to be contributed to the Plan as a Basic Contribution. The election of the Member shall remain in effect until the Member files a new election with the Plan Administrator.

                  3.3 Matching Contributions. The Employer shall make a Matching Contribution, which shall equal $.50 for each $l.00 deposited to such Member's Basic Contribution Account; provided, however, that a Matching Contribution with respect to any given Member shall only be made with respect to amounts deposited to such Member's Basic Contribution Account will respect to periods beginning after the date that such Member first becomes an "eligible Member" (as hereafter defined). For purposes of this Section only, a Member shall become an eligible Member only after the later of:

                      (a) the end of the first Eligibility Computation Period during which such person is credited with at least 1,000 Hours of Service, and

                      (b) such person's attainment of age 21.

                  The Matching Contribution shall be credited to the Member's Matching Contribution Account. Notwithstanding the preceding, no Matching Contributions shall be made with respect to a Member's Basic Contributions in excess of 6% of his Compensation. Compensation, for purposes of this Section, shall mean only Compensation earned by an Employee while he is a Member of the Plan.

                  All contributions to the Plan pursuant to this Section shall be in cash, except to the extent that the Plan Administration, in accordance with such written rules and procedures as shall be established by the Plan Administrator (and which rules and procedures shall be annexed to, and shall become a part of, the Plan) determines to instead denominate one-half of such contribution (or, at the Member's election, one hundred percent of such contribution), and with respect to such periods of time as shall be determined by the Plan Administration, in the form of shares of Polo Ralph Lauren Corporation Class A Common Stock.

                  3.4 Adjustments to Contribution Limits. Notwithstanding Sections 3.2 and 3.3, the maximum Basic Contribution deferral percentage and the amount of Employer Matching Contributions may be increased or decreased at the discretion of the Board, provided that no such adjustment may be made without at least thirty (30) days' written notice to all Members.

                  3.5 Adjustments to Contributions. A Member may increase or decrease the rate of Basic Contributions effective as of any Valuation Date by submitting a new election to the Plan Administrator. A Member may suspend Basic Contributions at any time by submitting written notice to the Plan Administrator. Suspensions during the Plan Year shall be effective as soon as practicable after the election to suspend is filed with the Plan Administrator. A Member may recommence Basic Contributions to the Plan effective as of any Valuation Date by submitting a new written election to the Plan Administrator, prior to such Valuation Date.

                  3.6 Distribution of "Excess Deferral Amounts". Notwithstanding any other provision of the Plan, Excess Deferral Amounts as adjusted for income or losses thereon shall be distributed to Members who claim such Excess Deferral Amounts for the preceding calendar year.

                      (a) For purposes of this Section, Excess Deferral Amount shall mean the amount of a Member's Basic Contribution that causes a Member's Basic Contribution to exceed the appropriate Adjustment Factor. Excess Deferral Amount shall also mean the amount of Basic Contributions for a calendar year that the Member allocates to this Plan pursuant to a claim procedure which shall require that the Member's claim shall be in writing and shall be submitted to the Plan Administrator no later than March 1 following the year in which the Excess Deferral was made. Said claim shall specify the Member's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Member's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k), 457, 501(c)(18) or 403(b) of the Code, shall exceed the appropriate Adjustment Factor for the year in which the deferral occurred.

                      (b) A Member who has an Excess Deferral during a taxable year may receive a corrective distribution during the same year. Such a corrective distribution shall be made if:

                          (i) the Member designates the distribution as an Excess Deferral;

                          (ii) the correcting distribution is made after the date on which the Plan received the Excess Deferral; and

                          (iii) the Plan Administrator designates the distribution as a distribution of an Excess Deferral.

                      (c) The Excess Deferral distributed to a Member with respect to a calendar year shall be adjusted to reflect income or loss in the Member's Basic Contribution Account for the taxable year allocable thereto. The income or loss allocable to such Excess Deferral Amount shall be determined by the method generally used under the Plan to allocate income or loss to a Member's account.

                      (d) Excess Deferral Amounts, as adjusted for income and losses, shall be distributed to a Member no later than April 15 of the year following the calendar year in which such Excess Deferral was made.

                  3.7 Overall Limits on Contributions. Contributions made on behalf of any Member during any Plan Year shall be subject to the following:

                      (a) In no event shall the Annual Addition for a Member exceed the lesser of:

                          (i) 25% of the Member's Compensation, under Section 1.14(b) for the Limitation Year, or

                          (ii) the "defined contribution dollar limitation," which shall mean $35,000.

                      (b) For purposes of the Annual Addition hereunder, Basic Contributions made on behalf of a Member during a payroll period which begins in one Plan Year but ends in the next succeeding Plan Year shall be deemed an Annual Addition for the next succeeding Plan Year, pursuant to Treasury regulation 1.415-6(b)(7). If the excess Annual Additional results from a contribution made under Section 3.2, the excess, together with allocable earnings, determined in such manner as is deemed reasonable by the Plan Administrator, shall be distributed to the contributing Member to the extent permitted by Treasury regulation 1.415-6(b)(6).

                      (c) If the Annual Addition must be limited for any Member after application of paragraph (b), the excess amounts in the Member's account, together with allocable earnings, determined in such manner as is deemed reasonable by the Plan Administrator, will be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Member if that Member is covered by the Plan as of the end of the Limitation Year. However, if that Member is not covered by the Plan as of the end of the Limitation Year, then the excess amounts will be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Members in the Plan. Furthermore, the excess amounts will be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the remaining Members in the Plan. Excess amounts may not be distributed to Members or former Members except as provided in paragraph (b).

                      (d) This Section 3.7 shall be satisfied prior to satisfying the ADP test.

                      (e) In addition to any other limitations contained in this Section, if the Employer or an Affiliated Company maintains or maintained a defined benefit plan and the amount contributed to the Trust in respect of any Plan Year would cause the amount allocated to any Member under all defined contribution plans maintained by the Employer or an Affiliated Company to exceed the maximum allocation as determined in subsection (d), then the allocation with respect to such Member shall be reduced by the amount of such excess. To the extent administratively feasible, the limitation of this subsection shall be applied to the Member's benefit payable from the defined benefit plan prior to reduction of the Member's Annual Additions under this Plan. The excess allocation shall be reallocated or held in a suspense account in accordance with subsection (c).

                      (f) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when considered as a single plan, satisfy sections 401(a) and (d) of the Code for the employees of this and all other trades or businesses.

                  If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than those provided for Owner-Employees under this Plan.

                  If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled, and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

                  For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

                                   (1) own the entire interest in an
        unincorporated trade or business, or

                                   (2) in the case of a partnership, own more
        than 50 percent of either the capital interest or the profits interest in the partnership.

                  For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, is considered to control within the meaning of the preceding sentence.

                  3.8 Permitted Employer Refunds. Employer contributions hereunder are made with the understanding that this Plan shall qualify under section 401 of the Code, and that such contributions shall be deductible under section 404 of the Code. Any contribution that is disallowed as a deduction shall be refunded to the Employer within one year of such disallowance if the Employer has filed the application for the determination or qualification of this Plan with the IRS by the time prescribed by law for filing the Employer's return for the taxable year in which this Plan was adopted, or by such later date as the Secretary of the Treasury may prescribe.

                      (a) Any contribution made by the Employer due to a mistake of fact shall be refunded to the Employer within one year of such contribution.

                      (b) Refunds of contributions due to a disallowance, denial or mistake of fact shall be governed by the following requirements:

                          (i) earnings attributable to the amount being refunded shall remain in the Plan, but losses thereto must reduce the amount to be refunded; and

                          (ii) in no event may a refund be made that would cause the Accrued Benefit of any Member to be reduced to less than that which the Member's Accrued Benefit would have been had the mistaken amount not been contributed.

                  3.9 Timing of Deposits. Employer shall make payment of the Basic Contribution to the Trust under the terms hereof no later than the time period permitted by applicable law and regulations. All other Employer contributions under the Plan shall be deposited to the Trust prior to the due date for filing the Employer's Federal Income Tax Return for the Fiscal Year in which the Plan Year ends, including any extension thereto. In no event shall the Employer Contributions be made in excess of the amount deductible under applicable federal law now or hereafter in effect limiting the allowable deduction for contributions to profit sharing plans. The contributions to this Plan when taken together with all other contributions made by the Employer to other qualified retirement plans shall not exceed the maximum amount deductible under section 404(a) of the Code.

                  3.10 Profits Not Required. The Employer shall make all contributions to this Plan without regard to current or accumulated earnings or profit for the taxable year or years ending with or within such Plan Year. However, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of sections 401(a), 402, 404, 412 and 417 of the Code.

                                    SECTION 4

                                 MEMBER ACCOUNTS

                  4.1 Establishment of Accounts. A Profit Sharing Contribution Account, Basic Contribution Account, Top-Heavy Contribution Account, Matching Contribution Account and Rollover Account shall be established for each Member in accordance with Sections 3, 6 and 8, or under the Polo Players, Ltd. Deferred Savings Plan as applicable. All contributions by or on behalf of a Member shall be deposited to the appropriate account.

                  4.2 Valuation of Accounts. As of each Valuation Date, the accounts of each Member shall be adjusted to reflect any appreciation or depreciation in the fair market value of a fund and income or losses of a fund which gain or loss shall be allocated pro rata to each Member's account. The fair market value of the Fund shall be determined by the Trustee and communicated to the Plan Administrator in writing. Each Member shall be furnished with a statement as soon as practicable after each Valuation

Date, setting forth the value of his Accrued Benefit. It shall represent the fair market value of all securities or other property held for each respective fund, plus cash and accrued earnings, less accrued expenses and proper charges against the fund as of the Valuation Date. The Trustee's determination shall be final and conclusive for all purposes of this Plan.

                  4.3 Adjustment to Accounts. When determining the value of Member accounts, any deposits due which have not been deposited to the fund on behalf of the Member shall be added to his accounts; and any withdrawals or distributions made which have not been paid out shall be subtracted from the accounts. Similarly, adjustment of accounts for appreciation or depreciation of a fund shall be deemed to have been made as of the Valuation Date on which the adjustment relates, notwithstanding that they are actually made as of a later date.

                  4.4 Directed Investments. Within the context of the Trust, the Trustee at the direction of the Plan Administrator shall establish one or more investment funds having such investment objectives as may be ascribed to each such fund by the Plan Administrator ("Investment Funds"). Such Investment Funds may consist of the Trust's investment in (i) one or more pooled funds established by the Trustee, if it is a bank or trust company, for the investment of the assets of tax qualified pension, and/or profit-sharing plans, (ii) one or more mutual funds, (iii) one or more contracts issued by an insurance company, and/or (iv) any other investment vehicle suitable for the investment of assets of the Trust and designated by the Plan Administrator.

                  The Plan Administrator shall provide information to Members regarding the Investment Funds available under the Plan, including a description of the investment objectives and types of investments of each such Investment Fund. If a prospectus is required to be issued with respect to any such Investment Fund, the Plan Administrator will inform Members of the availability of such prospectus or, if required by law, arrange to furnish a copy of the prospectus to each Member.

                  A Member's Basic and Matching Contribution Accounts shall be invested as selected by each Member in one or more of the Investment Funds. A Member shall make such investment selections in writing, or otherwise in accordance with procedures established by the Plan Administrator. The Member may select investment in one or more of the Investment Funds in multiples of 1%. The investment selection of a Member shall apply uniformly to all of his accounts.

                  4.5 Administration of Investments. Contributions made by or on behalf of a Member shall continue to be invested in the manner selected by the Member until the effective date of a new designation which has been properly completed and filed with the Plan Administrator. If any Member fails to make an initial designation, he shall be deemed to have elected investment in an Investment Fund comprised of fixed income or similar types of investments as determined by the Plan Administrator. A designation filed by a Member changing his investment option shall apply to investment of future deposits and/or to amounts already accumulated in his accounts. A Member may change his investment option effective as of any Valuation Date by providing written notice to the Plan Administrator at least 30 days prior to the Valuation Date on which the change is to occur, or within such lesser period prior to the Valuation Date which is acceptable to the Plan Administrator.

                  Notwithstanding the foregoing, if a Member files a designation with the Plan Administrator which changes his investment selection with regard to amounts already accumulated in his accounts, the Plan Administrator shall effectuate the investment change by making an estimated transfer between funds in accordance with the designation filed by the Member, based on the value of the Member's accounts as of the Valuation Date preceding the effective date of the designation, plus deposits and less withdrawals between the preceding Valuation Date and the effective date of the designation. This estimated transfer shall be made by the Plan Administrator as soon as practicable after the effective date of the designation. Any remaining adjustments to the transfer between investment funds on behalf of a Member pursuant to a valid designation shall occur after the valuation of Plan assets for the preceding period is completed. No Member shall have any recourse against the Plan Administrator, Plan Sponsor, or any Plan fiduciary for any losses sustained or earnings lost as a result of the timeliness or accuracy of any transfer between investment funds made pursuant to a valid designation.

                  4.6 Investments for Terminated Members. Any Member who ceases to be an Employee shall continue to have the authority to direct the investment of his accounts. The Plan Administrator and Trustee shall have no authority to direct the investment of any Member's account hereunder other than as the Member so directs in accordance with the provisions of Sections 4.4 and 4.5.

                  4.7 Valuation Adjustments. The Member's account balances shall be adjusted as of each Valuation Date, in accordance with Section 4.2, based on the performance of the Investment Fund(s) selected by the Member. Each account shall be valued separately.

                                    SECTION 5

                             VESTING AND FORFEITURES

                  5.1 Vesting Schedule. A Member shall have a fully vested interest in his Basic Contribution Account and Rollover Account in all instances. A Member's vested interest in his Profit Sharing Contribution Account and Matching Contribution Account shall be determined by the occurrence of the following events:

                      (a) full vesting shall occur upon the death or Disability of a Member;

                      (b) full vesting shall occur when a Member attains his Normal Retirement Date or his Early Retirement Date; and

                  (c) except as otherwise stated above, the Member's vested percentage in his Profit Sharing Contribution Account and Matching Contribution Account shall be determined in accordance with the following schedule:


      Years of Service            Vested Percentage
      ----------------            -----------------
Less than 2 years                               0%
After 2 years but less than 3                  40%
After 3 years but less than 4                  60%
After 4 years but less than 5                  80%
After 5 years                                 100%

         (d) Notwithstanding the vesting schedule above, the vested percentage of a Member's Account shall not be less than the vested percentage attained as of the later of the Effective Date or adoption date of this amendment and restatement.

      5.2 Forfeitures Reallocated. A Member's vested Accrued Benefit shall be determined in accordance with Section 5.1 as of the date he terminates employment. The nonvested portion shall be forfeited on the earlier of:

         (a) the date on which the Member receives a distribution of his vested Accrued Benefit, if any; or

         (b) five (5) consecutive one-year Breaks in Service from the Member's date of termination.

      Said Forfeiture shall be reallocated as additional Profit Sharing Contributions, in accordance with Section 3.1, to Members still employed on the last day of the Plan Year. Solely for these purposes, a Member shall be deemed to be employed on the last day of the Plan Year if such Member terminated employment with the Employer on the Friday before the Saturday that is the last day of the Plan Year.

      For purposes of this Section 5.2, if the value of a Member's vested Accrued Benefit is zero, the Member shall be deemed to have received a distribution of such vested Accrued Benefit. A Member's vested Accrued Benefit shall not include accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

      A distribution made no later than the close of the second Plan Year following the year in which the Member terminates participation in the Plan is deemed to be made on termination, in accordance with section 411(a)(7)(B) of the Code.

      5.3 Change in Vesting Schedule. A Member with at least three (3) Years of Service as of the expiration date of the election period (as set forth below) may elect to have his nonforfeitable percentage computed under the Plan without regard to an amendment or restatement of the Plan. If a Member fails to make such election, then such Member shall be subject to the new vesting schedule. The Member's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

         (a) the adoption date of the amendment;

         (b) the effective date of the amendment; or

         (c) the date the Member receives written notice of the amendment from the Employer or Administrator,

except, however, that any Employee who was a Member as of the later of the Effective Date or adoption date of an amendment and restatement and who completed three (3) Years of Service shall be subject to the pre-amendment vesting schedule, provided such schedule is more liberal than the new vesting schedule.

      For purposes of this Section 5.3, a Member shall be considered to have completed three (3) Years of Service whether or not consecutive, without regard to the exceptions of section 411(a)(4) of the Code.

                                    SECTION 6

                                  DISTRIBUTIONS

      6.1 Distribution of Benefit. A Member who ceases to be an Employee for any reason other than death shall be entitled to receive his vested Accrued Benefit. A Member's Beneficiary shall be entitled to receive the Member's vested Accrued Benefit in the event of the Member's death. A Member or Beneficiary who is entitled to payment under this Section may elect one of the following options:

Option A.   A lump sum payment equal to the value of the Member's vested Accrued
            Benefit determined as of any Valuation Date coincident with or following the date he ceases to be an Employee.

Option B.   A lump sum payment after the Valuation Date specified under Option
            A. as the Member (or Surviving Spouse) requests pursuant to the limitations set forth in Section 6.5 of this Plan. The amount payable shall be equal to the Member's vested Accrued Benefit determined as of the Valuation Date immediately following the date payment is requested.

Option C.   Substantially equal monthly, quarterly, semiannual or annual cash installments over a period not to exceed the joint and last survivor life expectancy of the Member and his Beneficiary. Such payments to a Member must commence as provided in Section 6.6 of this Plan, and shall continue to the Member's Beneficiary after the Member's death until the entire vested Accrued Benefit has been distributed. A
            Member (or in the case of a deceased Member, the Beneficiary) may elect to receive the unpaid portion of his vested Accrued Benefit in a lump sum payment as of any Valuation Date by submitting a written request to the Plan
            Administrator.

      All distributions required under this Section 6 shall be determined and made in accordance with the regulations under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.401(a)(9) -2 of the regulations.

      6.2 Election of Benefits. The Member shall notify the Plan Administrator, in writing, of the form and timing of benefit payments. An election may be revoked and a new written election may be filed with the Plan Administrator any time prior to the commencement of benefits. Payment of benefits shall commence as soon as practicable under the option the Member has designated; but in no event later than as provided under Section 6.6 hereof. Notwithstanding the foregoing, if an Employee separates from service with the Employer for reasons other than death, the Employee's vested Accrued Benefit will be paid to him automatically in accordance with Option A, unless the value of his vested Accrued Benefit exceeds $5,000; provided that if the Employee's vested Accrued Benefit exceeds $5,000 on the date that the Employee separates from service and then on any subsequent date the value of the Employee's vested Accrued Benefit is not greater than $5,000, the Employee's vested Accrued Benefit will be paid to him automatically in accordance with Option A at that time.

      6.3 Rehire Prior to Incurring Five (5) Consecutive Breaks in Service. If the Member terminates his employment and is rehired by the Employer prior to the date that he would incur his fifth consecutive Break in Service, any amounts previously forfeited shall be restored by the Employer if such Member's vested Accrued Benefit had remained in the Trust until the date the Member was rehired or if the Member had received a distribution and repays the entire amount which was distributed on or before the earlier of five years after the first date on which the Member is subsequently reemployed by the Employer, or the close of the first period of five consecutive one-year Breaks in Service after the withdrawal. The Member's vested interest in such an instance shall be determined thereafter as if he did not have a break in employment. The Employer shall make sufficient contributions equal to the amount forfeited at the time distribution occurred. If the Member does not repay the amount which was distributed to him, new accounts shall be opened upon his reentry into the Plan and the amount forfeited during the Member's prior employment may not be recovered. If a Member receives or is deemed to receive a distribution pursuant to this Section 6 and the Member resumes employment covered under this Plan, the Member's Employer-derived Accrued Benefit will be restored to the amount on the date of distribution if the Member repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of 5 years after the first date on which the Member is subsequently reemployed by the Employer, or the date the Member incurs 5 consecutive one-year Breaks in Service following the date of the distribution.

      6.4 Death Prior to Total Distribution. If a Member dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed in a lump sum as soon as practicable after the next Valuation Date, and in no event later than five (5) years after the Member's date of death unless Option
C. has been chosen by the Member prior to his death.

      6.5 Distribution Limitation. In accordance with section 401(a) of the Code and unless he elects otherwise, a Member shall commence distribution hereunder no later than 60 days after the close of the Plan Year in which occurs the later of his Normal Retirement Date, the tenth anniversary of the year in which a Member has commenced participation in the Plan or the date of the Member's termination of employment. Notwithstanding the foregoing, the failure of a Member (and, if married, his Spouse) to consent to a distribution while a benefit is immediately distributable within the meaning of this Section shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

      6.6 Mandatory Distributions. A Member's benefits shall be distributed to him not later than April 1 of the calendar year following the later of (x) the calendar year in which the Member attains age 70-1/2, or (y) the calendar year in which the Member retires; provided that clause (y) shall not apply to any Member who is a "five (5) percent owner" (as defined in section 416(i) of the Code). Notwithstanding the foregoing, if a Member had attained age 70-1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Member attained age 66-1/2 or any subsequent Plan Year, his benefits shall be distributed to him not later than April 1 of the calendar year following the later of (A) the calendar year in which the Member attains age 70-1/2 or (B) the calendar year in which the Member retires. The restrictions imposed by this Section shall not apply if a Member has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under section 401(a) of the Code as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982. Any such written designation made by a Member shall be binding upon the Plan Administrator. The Member shall be required to withdraw during any Plan Year only the minimum amount required to satisfy the Code.

      6.7 Earnings on Undistributed Benefits. A Member's Accrued Benefit shall share in investment income and/or depreciation in accordance with the provisions of Section 4 until his vested Accrued Benefit, valued as of the Valuation Date immediately following his date of termination, is distributed to him.

      6.8 Rollovers Into the Plan. Subject to approval of the Plan Administrator, an Employee may roll over to the Trust amounts accumulated for the Employee under any other qualified retirement plan or plans. The amount rolled over shall become subject to all of the terms and conditions of this Plan and Trust Agreement after it is rolled over, except that it shall be fully vested and nonforfeitable at all times. The amounts rolled over shall be deposited in a separate account herein referred to as an Employee's Rollover Account and shall be invested as other accounts. An Employee who makes a rollover contribution to this Plan shall not otherwise participate in the Plan until he qualifies as an Eligible Employee hereunder.

      6.9 Evidence in Writing. The Plan Administrator may require the Member to furnish a letter or other evidence in writing from the Administrator of the plan from which the rollover originates, stating that the acceptance of the rollover shall not affect the tax qualified status of the Plan.

      6.10 Hardship Withdrawal. A Member may apply in writing to the Plan Administrator for a hardship withdrawal from his vested Accrued Benefit at any time. The withdrawal must satisfy the criteria set forth below and may be approved or disapproved at the discretion of the Plan Administrator. Hardship withdrawals from a Member's Basic Contribution Account are not permitted from income on a Member's Basic Contribution, except to the extent of earnings on or before December 31, 1988, nor are such withdrawals permitted to include amounts treated as Basic Contributions as a result of the application of the special nondiscrimination requirements under rules prescribed by the Secretary of the Treasury for Employer contributions that are used to meet the vesting and withdrawal restrictions for Basic Contributions. The circumstances which may warrant approval of a Member's application for a hardship withdrawal are:

         (a) General Rule. For purposes of this Plan, a hardship distribution must be made on account of an immediate and heavy financial need of the Member and must be in an amount not to exceed the sum necessary to satisfy such financial need.

         (b) Immediate and Heavy Financial Need. The determination of whether a Member has an immediate and heavy financial need shall be made on the basis of whether a request satisfies the definition of "immediate and heavy financial need," including those deemed needs as set forth below. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Member.

         (c) Deemed Immediate and Heavy Financial Need. A distribution shall be deemed to be made on account of an immediate and heavy financial need of the Member if the distribution is on account of:

            (i) expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in section 152 of the Code) or amounts necessary to obtain medical services, which constitute medical expenses described in section 213(d) of the Code;

            (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member;

            (iii) payment of tuition and related educational fees for the next twelve months of post-secondary education for the Member, the Member's spouse, children or dependents;

            (iv) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

            (v) such other events set forth by the Commissioner of the Internal Revenue Service through the publication of revenue rulings, notices, and other documents of general applicability.

         (d) Distribution Deemed Necessary to Satisfy Financial Need (Suspension Method). A distribution shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Member if all of the following requirements are satisfied:

            (i) the distribution is not in excess of the amount of the immediate and heavy financial need of the Member plus anticipated federal, state and local income taxes and penalties on distribution;

            (ii) the Member has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by an Affiliated Company;

            (iii) the Member's elective and after-tax contributions under this Plan (and any other qualified or nonqualified plan of deferred compensation maintained by an Affiliated Company) are suspended under a legally enforceable arrangement for at least twelve months after receipt of the hardship distribution; and

            (iv) the Member may not make elective contributions for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the Dollar Limit for such next taxable year less the amount of such Member's elective contributions for the taxable year of the hardship distribution.

         (e) The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship must be made in a uniform and nondiscriminatory manner.

      6.11 Withdrawals Permitted After Age 59-1/2. Notwithstanding the foregoing, a Member may apply in writing to the Plan Administrator for a withdrawal from all or a portion of his vested Accrued Benefit any time after attaining age 59-1/2. Such withdrawal shall not be subject to the requirements set forth in Section 6.10 but is subject to the conditions set forth below.

      6.12 Conditions for Withdrawals. The following conditions apply to withdrawals made under Sections 6.10 and 6.11:

         (a) a Member may make only two hardship withdrawals and one age 59-1/2 withdrawal in any 12-month period;

         (b) all withdrawals shall be based on the value of the Member's applicable accounts as of the Valuation Date immediately preceding the withdrawal request. Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, shall base a withdrawal under this Section on the value of a Member's vested Accrued Benefit as of the date of the withdrawal; and

         (c) any withdrawal hereunder by a married Member shall be subject to the written consent of his Spouse.

                                    SECTION 7

                           ACTUAL DEFERRAL AND ACTUAL
                         CONTRIBUTION PERCENTAGE TESTING

      7.1 Actual Deferral Percentage Test. The actual deferral percentage (ADP) of Basic Contributions allocated to Members who are Highly Compensated Employees shall not exceed the greater of (a) or (b) as follows:

         (a) the ADP of Members who are Non-Highly Compensated Employees times 1.25; or

         (b) the ADP of Members who are Non-Highly Compensated Employees times 2.0, but not to exceed the ADP of Members who are Non-Highly Compensated Employees by more than two percentage points.

      7.2 ADP Formula.

         (a) The ADP for a specified group of Members for a Plan Year shall be the average of the Actual Deferral Ratios (ADR) calculated separately for each Member in such group.

            The Plan Administrator shall determine as soon as practicable after the end of the Plan Year whether the ADP for Highly Compensated Employees satisfies either of the tests contained in Section 7.1. In the event neither test is satisfied, the Employer may elect either of the following:

            (i) to reduce the allowable Basic Contribution for Highly Compensated Employees as provided in Sections 7.3 and 7.5; or

            (ii) to make an Additional Basic Contribution (subject to the requirements of Section 7.6) on behalf of some or all of the Non-Highly Compensated Employees eligible to make contributions under Section 3.1 in such amount or amounts as it determines are necessary to satisfy the requirements of Section 7.1, within the time period required by any applicable law or regulation.

         (b) The Plan shall take into account the ADRs of all Eligible Employees for purposes of the ADP test. For this purpose, an Eligible Employee is any Employee who is directly or indirectly eligible to make a Basic Contribution under the

Plan for all or a portion of a Plan Year, including an Employee who would be eligible but for his failure to make required contributions and an Employee whose eligibility to make Basic Contributions has been suspended because of an election to take a hardship distribution. In the case of an Eligible Employee who makes no elective contributions, the ADR that is to be included in determining the ADP is zero.

         (c) A Basic Contribution shall be taken into account under the ADP test for a Plan Year only if it relates to Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year (but for the deferral election).

         (d) A Basic Contribution shall be taken into account under the ADP test for a Plan Year only if it is contributed to the Trust before the last day of the twelve-month period immediately following the Plan Year to which the contribution relates and is allocated within the Plan Year to which the contribution relates. A Basic Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date.

         (e) The ADR and ADP shall be calculated to the nearest .01%.

      7.3 Calculations of Excess Contributions. The Excess Contributions for a Highly Compensated Employee shall be determined and distributed in the following manner:

         (a) "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

            (i) the aggregate amount of Basic Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

            (ii) the maximum amount of Basic Contributions permitted by the ADP test in accordance with Section 7.1.

         (b) The amount of Excess Contributions attributable to each Highly Compensated Employee shall be calculated and distributed by reducing Basic Contributions made by, or on behalf of, the Highly Compensated Employee who has made the greatest dollar amount of Basic Contributions with respect to such Plan Year (or, in the event that more than one Highly Compensated Employee shall have made Basic Contributions of an equal amount, the Basic Contributions of each such Highly Compensated Employee) so that the amount of Basic Contributions of such Highly Compensated Employee (or Highly Compensated Employees, as the case may be) shall equal the amount of Basic Contributions with respect to such Plan Year of the Highly Compensated Employee (or the Highly Compensated Employees, as the case may be) who shall have made the next greatest amount of Basic Contributions with respect to such Plan Year, and an amount equal to the amount of reduction (or reductions, as the case may be) shall be distributed to such Highly Compensated Employee (or Highly Compensated Employees, as the case may be), provided, however, that the amount of the reduction and the amount to be distributed shall in no event exceed the Excess Contributions with respect to that Plan Year; and if the Excess Contributions with respect to that Plan Year shall exceed the amount distributed to such Highly Compensated Employee (or Highly Compensated Employees, as the case may be) in accordance with the provisions of Section 7.3(a), then further reductions shall be made in accordance with the provisions of Section 7.3(a) until the amount distributed shall equal the Excess Contributions.

      7.4 Failure to Correct Excess Contributions. Failure to correct Excess Contributions by the close of the Plan Year following the Plan Year for which they were made shall cause the cash or deferred arrangement to fail to satisfy the requirements of section 401(k)(3) of the Code for the Plan Year for which the Excess Contributions were made and for all subsequent years they remain in the Trust. Also, the Employer shall be liable for a 10% excise tax on the amount of Excess Contributions unless corrected by distribution or recharacterization of Excess Contributions within 2-1/2 months after the close of the Plan Year for which they were made.

      7.5 Distribution of Excess Contributions. Excess Contributions shall be distributed to Members on whose behalf such Excess Contributions were made no later than the last day of the Plan Year following the Plan Year for which they were made. Excess Contributions shall be adjusted in the manner utilized under Sections 4.2 and 4.3 to reflect income earned and losses incurred for the Plan Year on the Member's Basic Contributions Account.

      7.6 Additional Basic and Matching Contributions. Additional Basic Contributions and Matching Contributions may be treated as Basic Contributions for purposes of the ADP test only if such contributions are nonforfeitable when made and subject to the same distribution restrictions that apply to elective contributions. Additional Basic Contributions and Matching Contributions which may be treated as Basic Contributions must satisfy these requirements without regard to whether they are actually taken into account as Basic Contributions for purposes of satisfying the ADP tests.

         Additional Basic Contributions and/or Matching Contributions may be treated as Basic Contributions only if the conditions described in section 1.401(k)-1(b)(5) of the Treasury regulations are satisfied.

         The amount of the Additional Basic Contribution for Non-Highly Compensated Employees, or the reduction in the allowable Basic Contribution deferral percentage for Highly Compensated Employees shall be such that at least one of the tests contained in Section 7.1 is satisfied.

      7.7 Matching Contributions. Any Matching Contributions made on account of an Excess Contribution or deferral in excess of the Dollar Limit shall be forfeited and shall be used to reduce Matching Contributions for the year of forfeiture.

      7.8 Actual Contribution Percentage Test. The actual contribution percentage (ACP) of contributions deposited to the Plan for Members who are Highly Compensated Employees shall not exceed the greater of (a) or (b) as follows:

         (a) the ACP of Members who are Non-Highly Compensated Employees times 1.25; or

         (b) the ACP of Members who are Non-Highly Compensated Employees times 2.0, but not to exceed the ACP of Members who are Non-Highly Compensated Employees by more than two percentage points.

      7.9 ACP Formula.

         (a) The ACP for a specified group of Members for a Plan Year shall be the average of the Actual Contribution Ratios (ACR) calculated separately for each Member in such group.

            The Plan Administrator shall determine as soon as practicable after the end of the Plan Year whether the ACP for Highly Compensated Employees satisfies either of the tests contained in Section 7.8. In the event neither test is satisfied, the Employer may elect either of the following:

            (i) to reduce the allowable Matching Contribution for Highly Compensated Employees as provided in Sections 7.10 and 7.11; or

            (ii) to make an additional contribution on behalf of some or all of the Non-Highly Compensated Employees eligible to make contributions under
      Section 3.1 in such amount or amounts as it determines are necessary to satisfy the requirements of Section 7.8, within the time period required by any applicable law or regulation.

         (b) The Plan shall take into account the ACRs of all Eligible Employees for purposes of the ACP test. For this purpose, an Eligible Employee is any Employee who is directly or indirectly eligible to receive an allocation of Matching Contributions including an Employee who would be eligible but for his failure to make required contributions and an Employee whose right to receive Matching Contributions has been suspended because of an election not to participate. In the case of an Eligible Employee who receives no Matching Contributions, the ACR that is to be included in determining the ACP is zero.

         (c) A Matching Contribution shall be taken into account under the ACP test for a Plan Year only if it is made on account of the Eligible Employee's Basic Contributions for the Plan Year contributed to the Trust before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate and is allocated within the Plan Year to which the contributions relate. Qualified Matching Contributions which are used to meet the requirements of section 401(k)(3)(A) of the Code are not taken into account.

         (d) The ACR and ACP shall be calculated to the nearest .01%.

         (e) Additional Basic Contributions may be treated as Matching Contributions for purposes of the ACP test of section 401(m) of the Code only if such contributions are nonforfeitable when made and distributable only under the following circumstances:

            (i) the Employee's Retirement, death, Disability or separation from service;

            (ii) the termination of the Plan without establishment of a successor plan;

            (iii) the Employee's attainment of age 59-1/2;

            (iv) the sale or other disposition by a corporation to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets used in a trade or business, but only with respect to Employees who continue employment with the acquiring corporation; and

            (v) the sale or other disposition by a corporation of its interest in a subsidiary to an unrelated entity which does not maintain the Plan, but only with respect to Employees who continue employment with the subsidiary. Additional Basic Contributions which may be treated as Matching Contributions must satisfy these requirements without regard to whether they are actually taken into account as Matching Contributions.

      7.10 Calculation of Excess Aggregate Contributions. The Excess Aggregate Contributions for a Highly Compensated Employee shall be determined and distributed in the following manner:

         (a) "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

            (i) the aggregate Matching Contributions taken into account in computing the numerator of the ADP actually made on behalf of the Highly Compensated Employees for such Plan Year, over

            (ii) the maximum Matching Contributions permitted by the ADP test in accordance with Section 7.8.

         (b) The amount contributed to the Matching Contribution Account ("Cumulative Amount") with respect to each such Member shall be calculated by reducing the Cumulative Amount made on behalf of the Member who has been credited with the greatest Cumulative Amount with respect to such Plan Year (or, in the event that more than one Member shall have been credited with a Cumulative Amount of an equal amount, the Cumulative Amount of each such Member) shall be reduced so that the amount of Cumulative Amount of such Member (or Members, as the case may be) shall equal the Cumulative Amount with respect to such Plan Year of the Member who shall have been credited with the next greatest Cumulative Amount with respect to such Plan Year, and an amount equal to the amount of reduction (or reductions, as the case may be) shall be forfeited, provided, however, that the amount to be forfeited shall in no event exceed the Excess Aggregate Contributions, and (ii) in the event that the Cumulative Amount attributable to a Member who shall have been credited with the greatest Cumulative Amount with respect to such Plan Year is less than the Excess Aggregate Contributions, then further reductions shall be made in accordance with the provisions of the previous sentence of this Section 7.10(b) until such time as the amount allocated to each such Member refunded in accordance with this Section 7.10(b) shall equal the Excess Aggregate Contributions.

      7.11 Distribution of Excess Aggregate Contribution. Excess Aggregate Contributions shall be distributed to Members on whose behalf such Excess Aggregate Contributions were made, to the extent vested, no later than the last day of the Plan Year following the Plan Year for which they were made. Nonvested Excess Aggregate Contributions shall be applied as provided in Section 7.13. Excess Aggregate Contributions shall be adjusted in the manner utilized under Sections 4.2 and 4.3 to reflect income earned or loss as incurred for the Plan Year on the Member's Matching Contribution Account.

      7.12 Additional Contributions. Basic Contributions and/or Additional Basic Contributions may be treated as Matching Contributions only if the conditions described in Treasury regulation 1.401(m)-1(b)(5) are satisfied.

      7.13 Forfeitures. Amounts forfeited by Highly Compensated Employees under
Section 7.11 shall be treated as an Annual Addition under the Plan and shall be applied to reduce future Employer Matching Contributions. No forfeiture arising under this Section shall be allocated to the account of any Highly Compensated Employee.

      7.14 Aggregate Limit. The sum of the ADP and ACP for Highly Compensated Employees, determined after any corrections required to meet the ADP test or ACP test, shall not exceed the Aggregate Limit as defined herein. If the Aggregate Limit is exceeded for any particular Plan Year, the Plan Administrator may recharacterize, to the maximum extent permitted under Sections 401(k) and 401(m) of the Code and the regulations thereunder, Participants' Basic Contributions and Matching Contributions for purposes of satisfying the Aggregate Limit, and, if after any such recharacterization, the Aggregate Limit is still not satisfied, the Employer may, in its sole discretion, either (i) make Additional Basic Contributions on behalf of some or all of the Non-Highly Compensated Employees eligible to make contributions to the Plan pursuant to Section 3.1 in such amount or amounts as its determines are necessary to satisfy the Aggregate Limit, or (ii) reduce either the ADR or the ACR for all affected Highly Compensated Employees, in accordance with Section 7.3 or 7.10(a), as applicable, and such reductions shall be treated, for each affected Highly Compensated Employee, as an Excess Contribution or an Excess Aggregate Contribution, as applicable. "Aggregate Limit" means the greater of (a) or (b) below:

         (a) the sum of

            (i) 125% of the greater of the ADP for eligible Non-Highly Compensated Employees, or the ACP for eligible Non-Highly Compensated Employees for the Plan Year; and

            (ii) two plus the lesser of such ADP or ACP, but not greater than 200% of the lesser amount; or

         (b) the sum of

            (i) 125% of the lesser of the ADP for the eligible Non-Highly Compensated Employees or the ACP for the eligible Non-Highly Compensated Employees for the Plan Year; and

            (ii) two plus the greater of such ADP or ACP, but not greater than 200% of the greater amount.

      7.15 Special Rules.

         (a) The ADR and ACR for any Member who is a Highly Compensated Employee for the Plan Year and who is eligible to make Basic Contributions, or to have Matching Contributions allocated to his account, or to make after-tax contributions under two or more plans that are maintained by an Affiliated Company shall be determined as if all such contributions were made under a single plan.

         (b) In the event that this Plan satisfies the requirements of sections 410(b) and 401(a)(4) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 410(b) and 401(a)(4) of the Code only if aggregated with this Plan, then the contribution percentages and deferral percentages of Members shall be determined as if all such plans were a single plan.

         (c) The determination and treatment of the contribution percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                                    SECTION 8

                              TOP-HEAVY PROVISIONS

      8.1 Top-Heavy Preemption. During any Plan Year in which this Plan is Top-Heavy, as defined in Section 8.2 below, the Plan shall be governed in accordance with this Section, which shall control over other provisions.

      8.2 Top-Heavy Definitions. For purposes of this Section, the following definitions shall apply:

         (a) "Compensation" means Compensation as defined in Section 1.14(c) for an entire Plan Year, including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under sections 125, 132(f), 402(e)(3) or 402(h) of the Code.

         (b) "Contribution Rate" means the sum of contributions made by the Employer under this Plan, excluding salary deferral contributions made under this or any other plan maintained by the Employer, plus forfeitures allocated to the Member's accounts for the Plan Year, divided by his Compensation for the Plan Year. To determine the Contribution Rate, the Plan Administrator shall consider all qualified defined contribution plans (within the meaning of the Code) maintained by the Employer as a single plan.

         (c) "Determination Date" means the last day of the preceding Plan Year, except in the initial Plan Year, Determination Date means the last day of such Plan Year. For purposes of testing the Top-Heavy status of Required and Permissive Aggregation Groups, Determination Date means the last day of each respective plan's Plan Year which occurs in the calendar year coincident with the Determination Date of this Plan.

         (d) "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the "Determination Period" was an officer of the Employer if such individual's annual Compensation exceeds 50 percent of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent of the dollar limitation under section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in section 415(c)(3) of the Code, but includes amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under sections 125, 457, 402(g)(3) or 402(h) of the Code. The "Determination Period" is the Plan Year containing the Determination Date and the 4 preceding Plan Years.

            The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the regulations thereunder.

         (e) "Non-Key Employee" means any Employee currently eligible to participate in the Plan who is not a Key Employee.

         (f) "Permissive Aggregation Group" means the Required Aggregation Group plus any other qualified plans maintained by the Employer and Affiliated Companies, but only if such resultant group would satisfy, in the aggregate, the requirements of sections 401(a)(4) and 410 of the Code. The Plan Administrator shall determine which plans to take into account in determining the Permissive Aggregation Group.

         (g) "Required Aggregation Group" means:

            (i) each qualified plan of the Employer and Affiliated Companies (including any terminated plan that covered a Key Employee and was maintained within the five-year period ending on the Determination Date) in which at least one (1) Key Employee participates during the Plan Year containing the Determination Date or any of the four preceding Plan Years; and

            (ii) any other qualified plan of the Employer and Affiliated Companies which enables a plan described in (i) above to meet the requirements of sections 401(a)(4) or 410 of the Code.

         (h) "Top-Heavy" shall describe the status of the Plan in any Plan Year if the "Top-Heavy Ratio" as of the Determination Date exceeds sixty percent (60%).

            (i) "Top-Heavy Ratio" is a fraction as of the Determination Date, as follows:

                      Accrued Benefit of all Key Employees
                        Accrued Benefits of all Employees

            (ii) Notwithstanding (i) above, the Top-Heavy Ratio shall be computed pursuant to section 416(g) of the Code, and any regulations issued thereunder.

            (iii) For Plan Years beginning after December 31, 1986, solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is Top-Heavy (within the meaning of section 416(g) of the Code) the accrued benefit of an Employee other than a Key Employee (within the meaning of section 416(i)(1) of the Code) shall be determined (a) under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or if there is no such method, then (b) as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of section 411(b)(1)(C) of the Code.

            (iv) For purposes of this Section only, "Accrued Benefit" shall include or exclude Rollovers pursuant to regulation 1.416-1, T-32.

            (v) If an individual is not a Key Employee but was a Key Employee in a prior year or if any individual has not performed services for the Employer at any time during the five (5) year period ending on the Determination Date, any Accrued Benefit for such individual shall not be taken into account in determining the Top-Heavy status of the Plan.

            (vi) The Accrued Benefit of any Employee (other than a Key Employee) shall be determined:

                  (1) under the method which is used for accrual purposes for all plans of the Employer or, if there is no such method,

                  (2) as if such benefit accrued not more rapidly than the
            slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

            (vii) The value of Account Balances and the present value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan.

            (viii) The Accrued Benefit shall include any part of any account balance distributed in the 5-year period ending on the Determination Date.

            (ix) The present value shall be based only on the interest rate and mortality rates specified in the defined benefit plan.

      8.3 Aggregation of Plans. All Required Aggregation Groups shall be considered (pursuant to section 416(g) of the Code) with this Plan in determining whether this Plan is Top Heavy.

         (a) If such aggregation constitutes a Top-Heavy group, each plan so aggregated shall be considered Top-Heavy.

         (b) If such aggregation does not constitute a Top-Heavy group, none of the plans so aggregated shall be considered Top-Heavy.

      At the direction of the Plan Administrator and subject to the restrictions of sections 401(a)(4) and 410 of the Code, Permissive Aggregation Groups may be considered with this Plan plus any Required Aggregation Groups to determine whether such group is Top-Heavy. If such aggregation does not constitute a Top-Heavy group, none of the plans so aggregated shall be considered Top-Heavy.

      8.4 Minimum Contribution Rate. Subject to Section 8.7 below, for any Plan Year in which this Plan is Top-Heavy, a minimum contribution shall be made for each Non-Key Employee as of the last day of the Plan Year which shall equal the lesser of:

         (a) three (3%) percent of Compensation; or

         (b) the highest Contribution Rate received by a Key Employee in that Plan Year.

      This Top-Heavy Contribution shall be made irrespective of such Non-Key Employee's Hours of Service, Compensation or failure to make contributions, as applicable hereunder.

      8.5 Deposit of Minimum Contribution. The Plan Administrator shall deposit any minimum contribution made under this Section to a "Top-Heavy Contribution Account" for each Non-Key Employee. Such account shall become part of his Accrued Benefit and shall vest pursuant to Section 8.6 hereof.

      8.6 Top-Heavy Vesting Schedule. In any Plan Year in which this Plan is Top-Heavy, any Member who is credited with at least one Hour of Service during such Plan Year shall vest in accordance with Section 5.1 or the following schedule, whichever produces the greater benefit:


               Years of Service                      Vested Percentage
               ----------------                      -----------------
           Less than 2 years                                     0%
           After 2 years but less than 3                        20%
           After 3 years but less than 4                        40%
           After 4 years but less than 5                        60%
           After 5 years but less than 6                        80%
           After 6 or more years                               100%

      During any Plan Year in which this Plan is not Top-Heavy, vesting shall be determined pursuant to Section 5, except that nonforfeitable rights obtained under the Top-Heavy vesting schedule shall continue as such.



                                    SECTION 9

                           DESIGNATION OF BENEFICIARY

      9.1 Named Beneficiary. Each Member may designate in writing, filed with the Plan Trustee, a Beneficiary to whom, in the event of the Member's death, all benefits or any unpaid balance of benefits shall be payable. However, each married Member who designates a Beneficiary other than his Spouse must provide the Plan Trustee with a spousal consent to the designation of such other Beneficiary. Such spousal consent shall set forth the effects of such waiver and must be either notarized or witnessed by a Plan representative. Subject to such spousal consent the Beneficiary (Beneficiaries) so designated may be changed by the Member at any time. The facts as shown by the records of the Plan Trustee at the time of death shall be conclusive as to the identity of the proper payee and the amount property payable, and payment made in accordance with such facts shall constitute a complete discharge of any and all obligations hereunder.

      9.2 No Named Beneficiary. If no such designation is on file with the Plan Trustee at the time of death of the Member, or if such designation is not effective for any reason, then such death benefit shall be payable to the deceased Member's Spouse, if living. If such Spouse is not living, payment shall be made to the deceased Member's estate.

                                   SECTION 10

                             MANAGEMENT OF THE FUND

      10.1 Contributions Deposited to Trust. All contributions to the Plan by the Employer and Employees shall be committed in trust to the Trustee selected by the Plan Sponsor subject to the terms of the Trust created in Section 1 of the Trust Agreement, to be held, managed, and disposed of by the Trustee in accordance with the aforementioned terms of the Trust and this Plan. The Trustee selected may be changed from time to time by the Employer.

      10.2 No Reversion to Employer. The Trust shall continue to contain such provisions as shall render it impossible, except as is provided under Sections
3.8 and 11.3, for any part of the corpus of the Trust or income thereon to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries; and it may contain such other provisions relating to the custody, management and disposition of the Fund by the Trustee as shall be deemed advisable by the Employer.

                                   SECTION 11

                         DISCONTINUANCE AND LIABILITIES

      11.1 Termination. The Plan may be terminated at any time by the Plan Sponsor, but only upon condition that such action is taken under the Trust Agreement or otherwise, as shall render it impossible at any time under the Trust for any part of the corpus of the Trust or income thereon to be at any time used for, or diverted to, purposes other than for the exclusive benefit of active and retired employees, except as is provided under Sections 3.8 and 11.3. If the Plan is terminated the Fund shall be held for distribution by the Trustee, who shall distribute to the Members then participating in the Fund the full amount standing to their credit on the date of such termination, less the administrative costs to the Trustee for such distribution in accordance with the methods specified under Section 6.

      In the event that the Employer sponsors any other defined contribution plan, if a Member does not consent to a distribution upon termination of this Plan, that Member's Accrued Benefit shall be transferred to the other aforesaid defined contribution plan. Notwithstanding the foregoing, if the Employer sponsors any other defined contribution plan, all salary deferral contributions will be transferred to said plan upon the termination of this Plan.

      11.2 No Liability for Employer. The Employer shall have no liability with respect to the payment of benefits or otherwise under the Plan, except to pay over to the Trustee as provided in the Plan such contributions as are made by the Employer and any and all contributions made by the Members. Further, the Employer shall have no liability with respect to the administration of the Trust or of the Fund held by the Trustee, and each Member and/or Beneficiary shall look solely to the Fund for any payments or benefits under the Plan.

      11.3 Administrative Expenses. The Employer may elect to pay all administrative expenses of the Plan, including compensation of the Trustee, consultants, auditor and counsel, but the Employer shall not be obliged to pay such expenses. If Employer elects not to pay such expenses, they shall be paid from the Trust. Any expenses directly relating to the investments of the Trust, such as taxes, commissions, and registration charges, shall be paid from the Trust.

      11.4 Nonforfeitability Due to Termination(s). Upon termination, partial termination or upon permanent discontinuance of contributions under the Plan, the rights of all affected Employees to their Accrued Benefits accrued to the date of such termination, partial termination or discontinuance, shall become nonforfeitable.

      11.5 Exclusive Benefit Rule. This Plan and Trust are for the exclusive benefits of the Members and their Beneficiaries. This Plan should be interpreted in a manner consistent with this intent and with the intention of the Employer that the Trust satisfy those provisions of the Code relating to employees' trusts.

      11.6 Mergers. In the case of any merger or consolidation of the Plan with, or transfer of Plan assets or liabilities to, any other plan, provisions shall be made so that each Member in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan had then terminated).

      11.7 Non-Allocated Trust Assets. Any portion of the Fund which is unallocated at the time of termination of the Plan shall be allocated among Members of the Plan in a nondiscriminatory manner selected by the Plan Administrator.

                                   SECTION 12

                                 ADMINISTRATION

      12.1 Appointment of Plan Administrator. The Board shall appoint, on behalf of all Members, a Plan Administrator or committee to act as Plan Administrator. The Plan Administrator may be removed by the Board at any time and may resign at any time by submitting a written resignation to the Board. A new Plan Administrator shall be appointed as soon as possible in the event that the Plan Administrator is removed or resigns from his position.

      12.2 Responsibilities and Duties. The Plan Administrator shall:

         (a) be responsible for the day-to-day administration of the Plan. He may appoint other persons or entities to perform any of his fiduciary functions. Such appointment shall be made and accepted by the appointee in writing and shall be effective upon the written approval of the Board. The Plan Administrator and any such appointee may employ advisors and other persons necessary or convenient to help him carry out his duties including his fiduciary duties. The Plan Administrator shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

         (b) maintain or cause to be maintained accurate and detailed records and accounts of employees and of their rights under the Plan and of all investments, receipts, disbursements and other transactions. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by the Board and by persons designated thereby.

         (c) be the "named fiduciary," as defined under Section 402(a)(1) of ERISA, and shall have the authority to act with respect to any claim for benefits under the Plan. The Plan Administrator in its capacity as named fiduciary shall have the exclusive discretionary right to interpret the Plan, including those provisions governing eligibility and benefits, and to determine any questions arising under or in connection with the administration of the Plan, including without limitation, the authority to make factual determinations and resolve claims in accordance with Section 12.3. The Plan Administrator shall have full discretionary power and authority to determine the entitlement, rights or eligibility of employees, Members and/or any other persons, and the amount of benefits, if any due under the Plan. The Plan Administrator shall also have the discretionary right and authority to remedy ambiguities, inconsistencies or omissions arising under or in connection with the Plan. The construction and interpretations of the Plan and the determinations of the Plan Administrator hereunder, including, but not limited to, those pursuant to Section 12.3, shall be final and binding on all persons to the maximum extent permitted by law.

      12.3 Claims Procedure. Each Member or Beneficiary must claim any benefit to which he believes he is entitled under this Plan by a written notification to the Plan Administrator.

      The Plan Administrator shall decide whether to honor a claim within ninety
(90) days of the date on which the claim is filed, unless special circumstances require a longer period for adjudication and the claimant is notified in writing of the reasons for an extension of time; provided, however, that no extensions shall be permitted beyond ninety (90) days after the date on which the claimant received notice of the extension of time from the Plan Administrator. If the Plan Administrator fails to notify the claimant of his decision to grant or deny such claim within the time specified by this subsection. such claim shall be deemed to have been denied by the Plan Administrator and the review procedure described below shall become available to the claimant.

      If a claim is denied, it must be denied within a reasonable period of time and be contained in a written notice stating the following:

         (a) the specific reason for the denial;

         (b) a specific reference to the Plan provision on which the denial is based;

         (c) a description of additional information necessary for the claimant to perfect his claim, if any, and an explanation of why such material is necessary; and

         (d) an explanation of the Plan's claim review procedure.

The claimant shall have sixty (60) days to request a review of the denial by the Plan Administrator, who shall provide a full and fair review. The request for review must be written and submitted to the same person who handles initial claims. The claimant may review pertinent documents, and he may submit issues and comments in writing. The decision by the Plan Administrator with respect to the review must be given within sixty (60) days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond one hundred and twenty (120) days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimants and it shall include specific reasons and refer to specific Plan provisions as to its effect.

      12.4 Trustee Has Authority to Invest. All Funds of the Plan shall be invested by the Trustee in accordance with the provisions of the Plan and Trust Agreement, and the Trustee shall have full authority and liability in this regard. To the extent that individual Members are permitted to direct investment of their account balances, and to the extent a Member exercises such right to direct investment, the Trustee shall be relieved from any liability therefor.

      12.5 Indemnification. To the extent permitted by law, the Plan Sponsor may be the Plan Administrator. In the event the Plan Sponsor is designated as the Plan Administrator, an individual or committee shall be appointed to represent the Plan Sponsor in this capacity. The Plan Sponsor shall indemnify any individual who is serving as Plan Administrator or who is acting on behalf of the Plan Sponsor in this capacity. Such individual shall be indemnified from any and all liability that may arise by reason of his action or failure to act concerning this Plan, excepting any willful misconduct or criminal acts.

      12.6 Removal for Personal Involvement. No individual may participate in the consideration of any matter of or question concerning the Plan which specifically and uniquely relates to him because of his participation under the Plan.

                                   SECTION 13

                                   AMENDMENTS

      13.1 Amendment Restrictions. The provisions of this Plan may be amended at any time and from time to time by the Plan Sponsor or any authorized representative thereof, provided that:

         (a) no such amendment shall be effective unless this Plan, as so amended, shall be for the exclusive benefit of persons in, or formerly in, the employ of Employer, or their Beneficiaries; (b) no such amendment shall operate to deprive a Member of any rights or benefits irrevocably vested in him under the Plan prior to such amendment;

         (c) each such amendment shall be adopted pursuant to the laws of the state of incorporation of the Employer, and a copy of such amendment shall be filed with the Trustee and the Plan Administrator; and

         (d) no such amendment shall be effective to the extent that it decreases a Member's Accrued Benefit. For purposes of this Section 13, a Plan amendment which has the effect of decreasing a Member's Accrued Benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an Accrued Benefit.

      If any amendment shall be necessary or desirable to conform to the provisions and requirements of the Code or any amendment thereto, or any regulation issued pursuant thereto, no such amendment thereto shall be considered prejudicial to the interest of a Member or his Beneficiary, or a diversion of any part of Fund to a purpose other than for their exclusive benefit.

      13.2 Amending the Plan. The Board may amend the Plan at any time by board resolution or by such other action permitted by the Plan Sponsor's charter, bylaws, or such other method permitted by the laws of the state of incorporation of the Plan Sponsor.

      13.3 Retroactive Amendments. Any modification or amendment of the Plan may be made retroactive if, on the advice of counsel, such retroactivity is deemed to be necessary in order for the Plan to conform to or satisfy the conditions of any law, governmental regulations or ruling, or to meet the requirements of applicable sections of the Code, or the corresponding regulations.

                                   SECTION 14

                                      LOANS

      14.1 Permitted Loans. A Member may make application to the Plan Administrator to borrow from his vested Accrued Benefit. That application must be made in writing and must specify the amount and term requested. The Plan Administrator shall determine whether the application for a loan is to be approved after an evaluation of all necessary documentation. All applications for loans shall be evaluated in a uniform and nondiscriminatory manner, and loans shall not be made available to Highly Compensated Employees in an amount greater than that for other Employees. Loans that are granted shall be subject to the following conditions:

         (a) the aggregate amount of all such loans to a Member shall not exceed the lesser of:

            (i) $50,000, reduced by the greatest value of any outstanding loan balance owed by the Member during the one-year period ending on the day before the loan is made, or

            (ii) 50% of his vested Accrued Benefit;

         (b) the minimum amount of any loan made hereunder shall be $1,000;

         (c) a fee shall be charged for processing a loan application, and such fee shall be such amount as is then charged for such purpose under the Plan's loan program;

         (d) loans must be repaid in full before a new loan will be granted; and

         (e) an employee may have payroll deductions taken out of his regular or severance pay check to pay back his loan.

      14.2 Collateral Required. A note shall be signed by the Member and his or her Spouse, if any, pledging not more than 50% of his vested Accrued Benefit equal to the value of the outstanding loan balance and such other collateral as may from time to time be required by controlling law or regulation.

      Where the account balance is to be used as collateral, written spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must acknowledge the effect of the loan and must be witnessed by the Plan Administrator or a notary public.

      14.3 Repayment. The loan shall be repaid in substantially equal installments consisting of principal and interest at least quarterly. The term of the loan is not to exceed five (5) years unless the loan is used to buy or build the Member's principal residence. Principal residence status shall be determined at the time of the loan. Loan repayments are to be deducted from the salary paid by the Employer to such Member, except that any loan made to a non-Employee shall be repaid by that non-Employee in substantially equal monthly installments.

      14.4 Interest Charges. Interest shall be charged on loans based on the prime rate plus 2%.

      14.5 Failure to Make Timely Payment. In the event an installment payment is not paid within thirty (30) days following the due date of an installment, the Plan Administrator shall give written notice to the Member sent to his last known address. If such installment payment is not made within thirty (30) days thereafter, the Plan Administrator shall have the right to accelerate the loan and to reduce the Member's Accrued Benefit to the extent permitted by law by the amount of the unpaid loan balance including interest then due. If the Member's Accrued Benefit must be used to eliminate any Plan loan which is in default, the Member's various accounts shall be depleted in the following order:

         (a) Profit Sharing Contribution Account, to the extent vested

         (b) Matching Contribution Account, to the extent vested

         (c) Rollover Account

         (d) Basic Contribution Account

      14.6 Termination of Employment. In the event of the termination of a Member's employment before the loan is repaid in full, the unpaid balance thereof, together with interest immediately due thereon, shall become due and payable; and the Trustee shall first satisfy the indebtedness from the amount payable to the Member or to the Member's Beneficiary before making any payments to the Member or to the Member's Beneficiary. Employees can repay the loan in full upon termination.

      14.7 Loans to Non-Employees. Any Member who ceases to be an active Employee may be eligible to borrow from the Plan under terms and conditions reflecting valid economic differences between active Members and other Members which would be considered in a normal commercial setting, such as the unavailability of payroll deductions for repayment. In addition, there will be an annual fee for the administration of each of such loans as determined by the Plan Administrator, and such fee shall be the amount as is then charged for such purpose under the Plan's loan program. In no event will loans be unreasonably withheld from any applicant. Notwithstanding the foregoing, however, no loan will be made available to a terminated Employee unless he is also a "party in interest" as that term is defined in ERISA section 3(14).

      14.8 No Loans to Owner-Employees. Loans shall not be made to any Shareholder-Employee or Owner-Employee unless an exemption for such loan is obtained pursuant to ERISA section 408 and further provided that such loan would not be subject to tax pursuant to section 4975 of the Code.

      14.9 General Administration. The Trustee and the Plan Administrator shall have the right to establish such procedures as may be reasonable, necessary or desirable to carry out the provisions of this Section 14.

      14.10 Qualified Military Leave. Notwithstanding anything in Section 14 to the contrary, loan repayments will be suspended under the Plan as permitted under section 414(u)(4) of the Code.

                                   SECTION 15

                                  MISCELLANEOUS

      15.1 "Spendthrift" Provision. Except as provided under section 401(a)(13) of the Code (and the regulations thereunder), no benefits payable under the Plan will be subject to the claim or legal process of any creditor of any Member or Beneficiary, and no Member or Beneficiary may alienate, transfer, anticipate or assign benefits under the Plan.

      The preceding paragraph shall also apply to the creation, assignment, or recognition of a right to any interest or benefit payable with respect to a Member pursuant to a domestic relations order, unless the order is determined to be a Qualified Domestic Relations Order (as defined in section 414(p) of the Code). The Plan Administrator shall establish reasonable procedures in accordance with Section 15.2 to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

      15.2 QDRO Exception. In the event that a Qualified Domestic Relations Order (as defined in section 414(p) of the Code) ("QDRO") is issued with respect to any Member, the Plan Administrator shall notify the Member and the alternate payee(s) of the order received and segregate and conservatively invest the portion of the Member's Accrued Benefit which would be payable to the alternate payee(s) as if the order received were a QDRO. Within 18 months of the order, the Plan Administrator shall proceed with either (a) or (b) as follows:

         (a) if the order is determined to be a QDRO, the Plan Administrator shall pay the alternate payee(s), notwithstanding Section 6, (i) at the time specified in such order or, if the order permits, (ii) as soon after the Plan Administrator approves the order as is administratively feasible provided such distribution is permitted under applicable provisions of the Code; or

         (b) if the order is determined not to be a QDRO, or the issue remains undetermined, the Plan Administrator shall pay the portions of the Member's Accrued Benefit segregated in accordance with the above to the Member or Beneficiary (Beneficiaries) who are otherwise entitled to such benefit.

      If, 18 months after issuance of the order, a determination is made that the order is a QDRO, the determination shall be applied prospectively only.

      Notwithstanding any provision in the Plan to the contrary, a distribution may be made to an alternate payee even if the distribution is made with respect to a Member who has not separated from service and the distribution commences prior to the

Member's "earliest retirement age" (as defined in section 414(p)(4)(B) of the Code). If the value of the benefit to be paid to the alternate payee does not exceed $5,000, the distribution shall automatically be made in the form of a lump sum as soon as administratively feasible following the date that the domestic relations order is deemed to be qualified. If the value of the benefit to be paid to the alternate payee exceeds $5,000, a distribution may be made prior to the earliest retirement age only if the alternate payee consents in writing to such early distribution; provided that if on any later date the value of the benefit to be paid to the alternate payee is not greater than $5,000, the value of the benefit to be paid to the alternate payee shall be automatically distributed in the form of a lump sum as soon as administratively feasible following the later of the (i) the date that the value of the benefit is not greater than $5,000, and (ii) the date that the domestic relations order is deemed to be qualified.

      15.3 No Guarantee of Employment. Nothing contained in this Plan or the Trust shall be held or construed to create any liability upon the Employer to retain any Employee in its employ. The Employer reserves the right to discontinue the services of any Employee without any liability except for salary or wages that may be due and unpaid whenever, in its judgment, its best interests so require.

      15.4 State Law. The Plan shall be construed, administered and governed in all respects in accordance with the laws of the State of New York to the extent such laws are not superseded by federal law. If any provision herein is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                   SECTION 16

                           DIRECT ROLLOVER PROVISIONS

      16.1 Application of Article. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      16.2 Definitions.

         (a) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of any benefit due to the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a Plan Year; effective January 1, 2000, any hardship distributions as described in Section 401(k)(2)(B)(i)(IV), which are attributable to the Member's Basic Contributions under Treasury Regulation 1.401(k)-(d)(2)(ii).

         (b) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust that is part of a defined contribution plan described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (c) Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         (d) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   APPENDIX A

                                          Eligibility            Vesting
                                     -------------------     -------------------
                                            Original             Original
                                          Date of Hire          Date of Hire
Acquired Companies                   by Acquired Company     by Acquired Company
------------------                   -------------------     -------------------
Franklin Specialty Stores                     X
Polo Players                                  X                      X